Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB for the quarter ended May 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respect the financial condition and results of operations of Wyoming Oil & Minerals, Inc.



Date:  July 18, 2003                    By:  /s/ Bill M. Conrad
       -------------                        -----------------------------------
                                            Bill M. Conrad
                                            President, Principal Financial and
                                            Accounting Officer and Treasurer